UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2011

Renewable Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54374	26-4785427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 South Bell Avenue

Ames, Iowa 50010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000

Former name: REG Newco, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Investment Agreement

On July 15, 2011, Renewable Energy Group, Inc. (the “Company”) entered into an Investment Agreement with NGP Energy Technology Partners, L.P. (“NGP”), USRG Holdco V, LLC (“USRG”), Natural Gas Partners VIII, L.P., ED&F Man Holdings B.V., Bunge North America, Inc. and West Central Cooperative (collectively, the “Certain Preferred Holders”), under which each of USRG and NGP, is entitled to designate a member of the Company’s Board of Directors. The right to designate directors will terminate at the earlier of (i) the third anniversary of the closing of the Company’s initial public offering or (ii) a change of control. In addition, each of USRG and NGP will lose its respective right to designate a director at such time as it fails to beneficially own 50% of the shares of the Company’s Common Stock and Series B preferred stock to be issued upon conversion of its Series A preferred stock. The Investment Agreement further provides that, as to any matter submitted to a vote of the Company’s stockholders, the parties thereto will vote their shares of Series B preferred stock to be issued upon conversion of their shares of Series A preferred stock in a manner proportionate to the votes cast by all holders of the Company’s Common Stock (without taking into account abstentions).

Second Amendment to Stockholder Agreement

On July 15, 2011, the Company and the Certain Preferred Holders entered into a Second Amendment to Stockholder Agreement which provides, among other matters, for the waiver by the Certain Preferred Holders of certain preemptive rights and rights of first refusal with respect to an initial public offering by the Company completed prior to June 30, 2012 (the “Planned IPO”).

Consent and Amendment to Registration Rights Agreement

On July 15, 2011, the Company and the Certain Preferred Holders entered into a Consent and Amendment to Registration Rights agreement whereby, among other matters, the Certain Preferred Holders agreed that the number of shares to be included in the Planned IPO will not exceed 5% of the total offering, subject to underwriters’ cut-back.

Copies of the Investment Agreement, the Second Amendment to the Stockholder Agreement and the Consent and Amendment to Registration Rights Agreement are attached as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and each is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

On July 15, 2011, the Company entered into a termination agreement relating to a glycerin option agreement with USRG Holdco IX, LLC pursuant to which the Company will issue 500,000 shares of its Class A Common Stock to USRG Holdco IX, LLC. Upon such issuance of the shares, the glycerin option agreement will be terminated. The shares will be issued without registration under the Securities Act of 1933 (the “Act”) pursuant to the exemption contained in Section 4(2) as a transaction by an issuer not involving any public offering.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 15, 2011, holders of the Company’s Series A preferred stock approved a second amended and restated certificate of incorporation, to be effective immediately prior to the completion of the Company’s initial public offering, to, among other things, (i) change the existing denomination of the Company’s Common Stock to Class A Common Stock, which Class A Common stock will convert into a newly created class, denominated as “Common Stock,” following the expiration of the underwriters’ lock-up period with respect to the Planned IPO, (ii) convert and redeem the Company’s outstanding Series A Preferred Stock for a combination of Common Stock, Series B preferred stock and a contingent cash payment, and (iii) in the discretion of the Board of Directors, effect a reverse stock split of all of the Company’s outstanding Class A Common Stock at a ratio between 1-for-1.5 shares and 1-for-5 shares.

On July 15, 2011, holders of the Company’s Series A preferred stock approved a third amended and restated certificate of incorporation, to be effective upon completion of the Company’s initial public offering, to, among other things, (i) provide for a classified board of directors with each class serving for a three-year term, (ii) eliminate the ability of the Company’s stockholders to act by written consent, (iii) eliminate the stockholders’ ability to call a special meeting; (iv) authorize the board of directors to amend the bylaws with the vote of at least one director in each class and require a two-thirds vote for amendment by stockholders; (v) provide for a board of between five and 15 members, with removal only for cause and only the board able to fill vacancies; and (vi) provide for indemnification of officers and directors against losses incurred in investigations and legal proceedings resulting from their services to the Company.

The second amended and restated certificate of incorporation and third amended and restated certificate of incorporation were approved through an action by written consent by the holders of the requite number of preferred stock and preferred stock and Common Stock voting together and will be submitted to holders of the Company’s Common Stock for approval.

Item 8.01	Other Information

On July 18, 2011, the Company issued a press release pursuant to Rule 134 of the Act announcing the filing of its registration statement on Form S-1. A copy of the press release is furnished under Item 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Investment Agreement, dated as of July 15, 2011, by and among Renewable Energy Group, Inc. (the “Registrant” and certain holders of the Registrant’s Series A Preferred Stock.

10.2	Second Amendment to Stockholders Agreement, dated as of July 15, 2011, by and among the Registrant and certain stockholders of the Registrant.

10.3	Consent and Amendment to Registration Rights Agreement, dated as of July 15, 2011, by and among the Registrant and certain stockholders of the Registrant.

99.1	Press Release issued by the Company on July 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2011

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Investment Agreement, dated as of July 15, 2011, by and among Renewable Energy Group, Inc. (the “Registrant” and certain holders of the Registrant’s Series A Preferred Stock.

10.2	Second Amendment to Stockholders Agreement, dated as of July 15, 2011, by and among the Registrant and certain stockholders of the Registrant.

10.3	Consent and Amendment to Registration Rights Agreement, dated as of July 15, 2011, by and among the Registrant and certain stockholders of the Registrant.

99.1	Press Release issued by the Company on July 18, 2011.

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